Principal Funds, Inc.
Supplement dated June 17, 2024
to the Prospectus and Statement of Additional Information
both dated December 31, 2023
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Under Distribution and/or Service (12b-1) Fees, delete the paragraph under Class J Shares in its entirety and replace with the following:
Effective July 1, 2024, the Distributor has voluntarily agreed to limit the distribution fees attributable to Class J, reducing the Funds’ distribution fees for Class J shares by 0.010%.* This voluntary waiver may be revised or terminated at any time without notice to shareholders.
*For the period from January 1, 2021 to June 30, 2024, the voluntary waiver was 0.020%.
The changes described below are being made to the Statement of Additional Information.
On June 12, 2024, Fritz Hirsch retired as an Independent Board Member effective immediately. As such, delete all references to Mr. Hirsch from the Statement of Additional Information.

MULTIPLE CLASS STRUCTURE
Under Service Agreement (Classes R-1, R-3, R-4, and R-5 Shares), delete the fifth paragraph and footnote, following the Maximum Annualized 12b-1 Fee table, and replace with the following:
Effective July 1, 2024, the Distributor has voluntarily agreed to limit the distribution fees attributable to Class J, reducing the Funds’ distribution fees for Class J shares by 0.010%.* This voluntary waiver may be revised or terminated at any time without notice to shareholders.
*For the period from January 1, 2021 to June 30, 2024, the voluntary waiver was 0.020%.
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